UNITED STATES

SECURITIES & EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a -12

FAR EAST ENERGY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Far East Energy Corporation 400 N. Sam Houston Parkway East, Suite 205 Houston, Texas 77060

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Friday, December 15, 2006

The Annual Meeting of Stockholders of Far East Energy Corporation will be held at the offices of Baker & McKenzie, LLP, 711 Louisiana, Suite 3400, Houston, Texas 77002, on Friday, December 15, 2006, at 10:00 a.m., local time, to consider the following matters:

1. The election of six directors for the ensuing year; and

2. To transact such other business as may be properly brought before the meeting or any adjournment thereof. No other matters are expected to be voted on at the meeting.

The Board of Directors has fixed the close of business on October 26, 2006, as the record date for determining stockholders of record entitled to notice of, and to vote at, the meeting and any adjournment thereof. The proxy statement, the accompanying WHITE proxy card and our 2005 Annual Report on Form 10-K are first being distributed to stockholders on or about October     , 2006. Please mark, sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope. You may also vote over the Internet using the Internet address on the WHITE proxy card or by telephone using the toll-free number on the WHITE proxy card.

By Order of the Board of Directors,

Bruce N. Huff
Houston, Texas	Chief Financial Officer,
October , 2006	Secretary and Treasurer

YOUR VOTE IS EXTREMELY IMPORTANT!

PLEASE SIGN AND RETURN THE ACCOMPANYING WHITE PROXY CARD OR VOTE

OVER THE INTERNET USING THE INTERNET ADDRESS ON THE WHITE PROXY CARD

OR BY TELEPHONE USING THE TOLL-FREE NUMBER ON THE WHITE PROXY CARD.

YOUR VOTE IS EXTREMELY IMPORTANT. Whether or not you plan to attend the annual meeting and regardless of the number of shares of common stock that you own, Far East Energy urges you to vote in favor of the nominees of your Board of Directors by promptly marking, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope. You may also vote over the Internet using the Internet address on the WHITE proxy card or by telephone using the toll-free number on the WHITE proxy card.

See the "Questions and Answers" section of the proxy statement for information on how to vote by proxy card, how to revoke a proxy and how to vote shares, whether in person at the annual meeting or by telephone or Internet.

If you have any questions about your voting of shares, please contact the Far East Energy proxy solicitor, Innisfree M&A Incorporated, toll free at 1-888-750-5834.

Preliminary Copy—Subject to Completion

Far East Energy Corporation

400 N. Sam Houston Parkway East, Suite 205

Houston, Texas 77060

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors of Far East Energy Corporation is furnishing you with this proxy statement to solicit proxies in the accompanying form for use at the Annual Meeting of Stockholders to be held on Friday, December 15, 2006, at 10:00 a.m., local time, at the offices of Baker & McKenzie, LLP, 711 Louisiana, Suite 3400, Houston, Texas 77002, and at any adjournments thereof. This proxy statement, the accompanying WHITE proxy card and our 2005 Annual Report on Form 10-K are being mailed, beginning on or about October     , 2006, to all stockholders entitled to receive notice of, and to vote at, the annual meeting. The principal executive offices of Far East Energy are located at 400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060. Any writing required to be sent to Far East Energy should be mailed to this address.

This year’s vote at the annual meeting is extremely important for the future of Far East Energy. At the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated John C. Mihm, Michael R. McElwrath, C.P. Chiang, Donald A. Juckett, Randall D. Keys and Thomas E. Williams for election to the Board of Directors at the annual meeting to hold office for one year or until their successors are duly elected and qualified. The six nominees have agreed to stand for election at the annual meeting. After carefully reviewing each candidate’s business experience, leadership ability, financial expertise and other qualifications, the Nominating and Corporate Governance Committee unanimously recommended each of these nominees for election to the Board of Directors. The Board’s nominees have credentials consistent with those articulated in our Nominating and Corporate Governance Committee Charter and governance guidelines, including extensive operational and/or policy development experience in the oil and gas and/or coalbed methane industries, extensive experience in operational and/or policy development activities internationally, including China, extensive management backgrounds in energy and high accomplishments as leaders in their fields of expertise or in the companies they have been associated with during their careers and high performance standards and concern for Far East Energy’s success and welfare. Furthermore, our Board has determined that each of these director nominees, except for Michael R. McElwrath, is independent within the meaning of the American Stock Exchange listing standards, which is mutually beneficial to Far East Energy and its stockholders. Far East Energy strongly urges you to vote for the Board’s slate of directors on the WHITE proxy card.

QUESTIONS AND ANSWERS

Q:	When and where is the annual meeting?

A:	The annual meeting will be held at 10:00 a.m., local time, Friday, December 15, 2006, at the offices of Baker & McKenzie, LLP, 711 Louisiana, Suite 3400, Houston, Texas 77002.

Q:	Who is entitled to vote and how many votes is each share entitled to?

A:	You are entitled to vote at the annual meeting if Far East Energy’s records on October 26, 2006, the record date, show that you owned Far East Energy’s common stock, par value $.001. As of October 26, 2006, there were shares of common stock outstanding held of record by approximately stockholders. Each share of common stock is entitled to one vote on each matter properly coming before the annual meeting. The chairman of the annual meeting has broad responsibility and legal authority to conduct the annual meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the annual meeting. Copies of these rules will be available at the annual meeting. Anyone who does not provide photo identification or comply with the procedures for the annual meeting upon request will not be admitted to the annual meeting.

Q:	How may I attend the annual meeting?

A:	A person is entitled to attend the annual meeting only if that person was a stockholder as of the close of business on October 26, 2006 or that person holds a valid proxy for the annual meeting. Any person attending the annual meeting must present photo identification for admittance. In addition, the names of stockholders of record will be verified against the list of stockholders of record on the record date prior to being admitted to the annual meeting. Anyone who is not a stockholder of record but holds shares through a broker, bank or nominee (i.e., in street name) must provide proof of beneficial ownership on the record date, such as his or her most recent account statement on or prior to October 26, 2006, a copy of the voting instruction card provided by his or her broker, bank or nominee, or other similar evidence of ownership.

Q:	How do proxies work?

A:	Because many of Far East Energy’s stockholders are unable to attend the annual meeting, the Board of Directors solicits proxies to give each stockholder an opportunity to vote on all items of business scheduled to come before the annual meeting. Giving us your proxy means that you authorize us to vote your shares at the annual meeting in the manner you direct. Each stockholder is urged to:

(1)	read carefully the material in this proxy statement; and

(2)	specify his or her voting instructions on each item by marking the appropriate boxes on the accompanying WHITE proxy card; or

(3)	vote via the Internet or by telephone.

The accompanying WHITE proxy card provides a space, with respect to the election of directors, for a stockholder to withhold voting for any or all nominees for the Board of Directors, but does not permit a stockholder to vote for any nominee not named on the WHITE proxy card. The card also allows a stockholder to abstain from voting on any other item if the stockholder chooses to do so.

When the accompanying WHITE proxy card is properly executed and returned with voting instructions with respect to any of the items to be voted upon, the shares represented by the proxy will be voted in accordance with the stockholder’s directions by any of the persons named on the WHITE proxy card as proxies of the stockholder. If a WHITE proxy card is signed and returned, but no specific voting instructions are given, the shares represented by the WHITE proxy card will be voted: (1) FOR the election of the six nominees for the

Board of Directors named on the accompanying WHITE proxy card and (2) with respect to any other business that may be properly brought before the annual meeting, by the proxy holders.

Unless otherwise indicated by the stockholder, returned WHITE proxy cards also confer upon the persons named on the card, as proxies for the stockholder, discretionary authority to vote all shares of stock represented by the WHITE proxy card on any item of business that is properly presented for action at the annual meeting, even if not described in this proxy statement. If any of the Board of Directors’ nominees for director named below should be unable or unwilling to accept nomination, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors. The Board of Directors, however, does not expect that any other matters will be voted on at the annual meeting or have any reason to believe that any of the nominees for director will be unavailable for election.

Q:	How do I vote?

A:	You may:

•	Vote by marking, signing, dating and returning a proxy card. To vote for the Board’s nominees, mark, sign, date, and return the enclosed WHITE proxy card in the accompanying postage-paid envelope;

•	Vote via the Internet by following the voting instructions on the WHITE proxy card or the voting instructions provided by your broker, bank or other holder of record. Internet voting procedures are designed to authenticate your identity, allow you to vote your shares and confirm that your instructions have been properly recorded. If you submit your vote by Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;

•	Vote by telephone by following the instructions on the WHITE proxy card or the instructions provided by your broker, bank or other holder of record; or

•	Vote in person by attending the annual meeting. We will distribute written ballots to any stockholder who wishes to vote in person at the annual meeting. Any stockholder of record entitled to vote at the annual meeting may attend the annual meeting and vote in person. You may revoke your proxy by filing with the Secretary of Far East Energy a written revocation or a duly executed proxy bearing a later date. If you are present at the annual meeting, you may also revoke your proxy by voting in person on each matter brought before the annual meeting. Furthermore, if a stockholder’s shares are held of record by a broker, bank or other nominee, that person is considered the beneficial owner of shares held in street name. Since a beneficial owner is not the stockholder of record, that person may not vote these shares in person at the annual meeting unless he or she obtains a “legal proxy” from the broker, bank or other nominee that holds his or her shares, giving that person the right to vote the shares at the annual meeting. Brokers, banks or nominees have enclosed or provided voting instructions for beneficial owners to use in directing the broker, bank or nominee how to vote his or her shares. If a stockholder does not intend to vote his or her shares by proxy, he or she may attend the annual meeting and vote in person by following the procedures described above under “How may I attend the annual meeting?”

Q:	Do I have to vote?

A:	No. However, we strongly encourage you to vote. You may vote for all, some or none of Far East Energy’s director nominees.

Q:	What does it mean if I receive more than one WHITE proxy card?

A:

If you hold your shares in multiple registrations, or in both registered and street name, you will receive a WHITE proxy card for each account. Please mark, sign, date, and return all WHITE proxy cards you receive. If you choose to vote by phone or Internet, please vote each WHITE proxy card you receive. Only the latest dated proxy card for each account you vote will be counted. To vote as the Board of

Directors recommends, stockholders must use the WHITE proxy card or follow the instructions on the WHITE proxy card for voting via the Internet or by telephone.

Q:	Will my shares be voted if I do not sign and return my WHITE proxy card or vote via telephone or the Internet?

A:	They could be, but not for the election of directors. If your shares are held in street name and you do not instruct your broker or other nominee how to vote your shares, your broker or nominee may use its discretion to either vote your shares on “routine matters” or leave your shares unvoted. For any “non-routine matters” being considered at the meeting (such as the election of directors in an election contest), your broker or other nominee would not be able to vote on such matters. A broker will not have discretionary authority to vote shares for the election of directors in a contested director election. If your shares are held in street name, your broker, bank or nominee will include a voting instruction card with this proxy statement. We strongly encourage you to vote your shares by following the instructions provided on the voting instruction card. Please return your WHITE proxy card to your nominee and contact the person responsible for your account to ensure that a WHITE proxy card is voted on your behalf or vote via telephone or the Internet.

Q:	Can I change my vote?

A:	Yes. At any time before the persons named on your proxy card vote your shares of common stock at the annual meeting as you have instructed, you can change or revoke your vote if Far East Energy’s Secretary receives a written notice from you or a subsequently signed and dated proxy card. You may also revoke your vote by attending the annual meeting in person and giving notice of revocation to the inspector of election.

Q:	What is a quorum and what are the votes required to approve the proposals?

A:	A “quorum” is necessary to hold the annual meeting. The presence in person or by executed proxy of the holders of at least a majority of the aggregate voting power represented by the shares of common stock issued and outstanding and entitled to vote at the annual meeting shall constitute a quorum for transacting business at the annual meeting. Any shares that are withheld or abstain from voting will be counted for the purpose of obtaining a quorum. In addition, shares held in “street name” by brokers or nominees for a beneficial owner who do not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner, “broker non-votes,” are counted as present and entitled to vote for purposes of determining a quorum. Brokers normally have discretion to vote on routine matters, such as uncontested director elections and ratification of independent registered public accounting firms, but not on non-routine matters, such as shareholder proposals or contested director elections. Because of the possibility of competing nominees for the Board of Directors, this year’s election of directors will be considered a “non-routine matter.” Thus, if your shares are held in street name and you do not provide instructions as to how your shares are to be voted in the election of directors, your broker, bank or other nominee will not be able to vote your shares in the election of directors, and your shares will not be voted for any of the Board’s nominees. We urge you to provide instructions to your broker, bank or nominee so that your votes may be counted on this important matter. You should vote your shares by following the instructions provided on the voting instruction card and returning your WHITE proxy card to your broker, bank or nominee to ensure that a WHITE proxy card is voted on your behalf.

Directors will be elected by a plurality of the votes cast by the shares of common stock entitled to vote in the election. Accordingly, the six director nominees who receive the most votes at the annual meeting will be elected. Abstentions and broker non-votes will not have any effect on the outcome of voting on director elections. If any matter other than the election of directors arises, such matter shall be approved if the number of votes cast in favor of the matter exceeds the number of votes cast in opposition to the action, unless the Articles of Incorporation, Amended and Restated Bylaws or applicable Nevada Revised Statutes provide for a different proportion.

The total number of votes cast “for” a proposal will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve such proposal. Abstentions from voting on a proposal, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the annual meeting. Abstentions and broker non-votes will not be counted in determining the total number of votes cast and will have no effect on the outcome of the other proposals.

Pursuant to a settlement agreement with a former director of Far East Energy, Donald A. Juckett holds a proxy representing 3,850,000 shares, or         %, of Far East Energy’s common stock entitled to vote at the annual meeting. The proxy is irrevocable and gives Donald A. Juckett the authority to vote the shares of common stock entitled to vote at the annual meeting. At the discretion of Donald A. Juckett, the proxy may be used to establish a quorum at the annual meeting. The shares of common stock entitled to vote at the annual meeting by reason of this proxy must be voted in the same proportion as the votes cast by all other holders of our common stock at the annual meeting. Any determination to use the proxy at the annual meeting must be made by Donald A. Juckett. The proxy expires on December 31, 2006. For further discussion of the terms of this settlement agreement and the proxy, see “Certain Transactions—Agreement with Former Director.”

Q:	What will I likely be voting on?

A:	The only proposal that is expected to be voted on at the annual meeting is the election of six members to our Board of Directors. At the date this proxy statement went to press, Far East Energy was not aware of any additional matters to be raised at the annual meeting.

Q:	What are the Board of Directors’ recommendations?

A:	The Board of Directors recommends a vote:

•	FOR the election of its nominees, John C. Mihm, Michael R. McElwrath, C.P. Chiang, Donald A. Juckett, Randall D. Keys and Thomas E. Williams, as set forth on the WHITE proxy card.

Q:	Who will tabulate the votes?

A:	A representative from IVS Associates, Inc. will tabulate the votes and will act as independent inspector of election.

Votes cast by proxy or in person at the annual meeting will be tabulated by the inspector. The inspector will also determine whether a quorum is present at the annual meeting.

The shares represented by the proxy cards received, properly marked, dated, signed, and not revoked, will be voted at the annual meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any WHITE proxy card which is returned signed but not marked will be voted FOR each of the Board’s director nominees, and as the proxy holder deems desirable for any other matters that may come before the annual meeting. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

As previously noted, a broker will not have discretionary authority to vote shares for the election of directors in a contested election. If your shares are held in street name, your broker, bank or nominee will include a voting instruction card with this proxy statement. You should vote your shares by following the instructions provided on the voting instruction card.

Q:	Has Far East Energy retained a proxy solicitor, and if so, who will pay the solicitation expenses for this proxy statement and related company materials?

A:	We have retained Innisfree M&A Incorporated to assist us in soliciting your proxy for an estimated fee of $150,000 plus reasonable out-of-pocket expenses. Innisfree M&A Incorporated expects that approximately 40 of its employees will assist in the solicitation. Innisfree M&A Incorporated will ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of our common stock. If so, we will reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of our common stock. Our expenses related to the solicitation in excess of those normally spent for an annual meeting as a result of the proxy contest and excluding salaries and wages of our regular employees and officers are expected to be approximately $ , of which approximately $ has been spent to date. Far East Energy will pay all of the solicitation expenses for this proxy statement and related company materials. In addition to sending you these materials, some of our directors and officers as well as management and non-management employees may contact you by telephone, mail, e-mail or in person. Exhibit A sets forth information relating to Far East Energy’s directors, director nominees, officers and employees who may be deemed to be “participants” in our solicitation under the rules of the Securities and Exchange Commission by reason of their position or relationship with us or because they may be soliciting proxies on our behalf. You may also be solicited by means of press releases issued by Far East Energy, postings on our website, www.fareastenergy.com and advertisements in periodicals. None of our officers or employees will receive any extra compensation for soliciting you, and none of our directors or director nominees will receive any compensation for soliciting you.

Q:	May I access this year’s proxy statement and Annual Report on Form 10-K via the Internet?

A:	Yes. This proxy statement and our 2005 Annual Report on Form 10-K are available on our website at www.fareastenergy.com under the “Investor Relations—SEC Filings” caption.

PROPOSAL FOR ELECTION OF DIRECTORS

(Item 1 on WHITE proxy card) Please use the WHITE proxy card to vote.

BOARD OF DIRECTORS

Far East Energy’s Amended and Restated Bylaws provide that the Board of Directors may consist of up to nine directors as fixed by the Board of Directors from time to time. The Board of Directors has determined that the size of the Board shall be six directors, with each director up for election at each annual meeting of stockholders. Therefore, at the annual meeting, six directors are to be elected, each to hold office for one year or until his successor is duly elected and qualified. Unless otherwise specified on the WHITE proxy card, the shares represented by the enclosed WHITE proxy card will be voted for the election of the six nominees named below. The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. In the event any nominee shall become unavailable for election, it is intended that such shares will be voted for the election of a substitute nominee selected by the Board of Directors. However, in no event will proxies be voted for a greater number of persons than six, which is the number of nominees for the Board of Directors. The six nominees who receive the highest number of votes at the annual meeting will be elected.

After carefully reviewing each candidate’s business experience, independence, leadership ability, financial expertise and other qualifications, the Nominating and Corporate Governance Committee and the Board of Directors have recommended each of the nominees below for directors. The Board’s nominees have credentials consistent with those articulated in our Nominating and Corporate Governance Committee Charter and governance guidelines, including extensive operational and/or policy development experience in the oil and gas and/or coalbed methane industries, extensive experience in operational and/or policy development activities internationally, including China, extensive management backgrounds in energy and high accomplishments as leaders in their fields of expertise or in the companies they have been associated with during their careers and high performance standards and concern for Far East Energy’s success and welfare. Furthermore, our Board has determined that each of these director nominees, except for Michael R. McElwrath, is independent within the meaning of the American Stock Exchange listing standards, which is mutually beneficial to Far East Energy and its stockholders.

NOMINEES FOR DIRECTOR

John C. Mihm, 64, has served as Chairman of the Board since January 2005. Mr. Mihm joined the Board of Directors in May 2004. He also serves on the board of ePM, HNNG, The Society of Petroleum Engineers, and the ASME Foundation. Mr. Mihm serves on and is the chairman of the Board’s Compensation Committee, and he also serves on the Board’s Audit Committee. Mr. Mihm is the owner and President of JCM Consulting, PLLC, which provides services in the engineering, construction, and project management field. From 1964 until his retirement in February 2003, Mr. Mihm worked for Phillips Petroleum Company, now known as ConocoPhillips, Inc., in various management positions, finally serving as Senior Vice President of Technology and Project Development. Mr. Mihm’s career includes over 20 years of work experience in China on offshore development and onshore CBM exploration, working closely with CNPC, CNOOC and SINOPEC on several joint ventures and employee development programs. Mr. Mihm is a registered professional engineer in Texas and Oklahoma. Mr. Mihm earned a B.S. degree in chemical engineering from Texas Tech University and serves on or has served on advisory boards at Texas Tech University, Oklahoma State University, University of Tulsa, University of Texas, Colorado School of Mines, Georgia Tech and University of Trondheim.

Michael R. McElwrath, 54, has served as our President and Chief Executive Officer since October 2003. He became a director in October 2003 and served as Chairman of the Board from October 2003 until January 2005. Mr. McElwrath also served as Secretary and Treasurer from October 2003 until March 2005. He was employed as Vice President of Hudson Highland (formerly known as TMP Worldwide) from 1999 until joining the Company in October 2003. He also served as Acting Assistant Secretary of Energy in the first Bush

Administration, as Director of the National Institute for Petroleum and Energy Research, as Director of British Petroleum’s outsourced exploration and production lab for the Americas and as Deputy Assistant Secretary for policy for the U.S. Department of Interior in the last year of the Reagan Administration. Mr. McElwrath holds a J.D. from the University of Texas School of Law, as well as a B.A. from the Plan II Honors Program at the University of Texas. He is also a member of the Society of Petroleum Engineers, the Independent Petroleum Association of America, and the Texas Independent Producers and Royalty Owners Association.

C.P. Chiang, 63, has not previously served on our Board of Directors. From 2001 until his retirement in 2006, Mr. Chiang served as the China Project Manager/Country Manager—China of Burlington Resources where he was responsible for managing the operations and activities of Burlington Resources in China and worked closely and negotiated with various Chinese governmental organizations. Throughout his 36 year career in the oil and gas industry, Mr. Chiang has held various engineering and management positions with oil and gas companies including British Gas E&P, Inc., Tenneco Oil Production and Exploration and Exxon Oil Company, now known as Exxon Mobil Corporation. Mr. Chiang earned a B.S. degree in mining engineering from National Cheng Kung University and a M.S. degree in petroleum engineering from New Mexico Institute of Mining and Technology.

Donald A. Juckett, 62, has served as a director since May 2004. Dr. Juckett also serves on and is chairman of the Board’s Nominating and Corporate Governance Committee. Since November 2005, Dr. Juckett has held the position of Director of the Washington, D.C. office of the American Association of Petroleum Geologists. Prior to that Dr. Juckett was self-employed as an industry information consultant. He served at the U.S. Department of Energy from 1988 until his retirement in 2003. At his retirement, Dr. Juckett was Director of the Office of Natural Gas and Petroleum Import and Export Activities for Fossil Energy. During his tenure with the Department of Energy, he also served as a member of the Senior Executive Service in the Department of Energy and held positions as Director of the Office of Natural Gas and Petroleum Import and Export Activities, Director for Natural Gas and Petroleum Technology and Acting Deputy Assistant Secretary for Natural Gas and Petroleum Technology. Dr. Juckett managed a portfolio of international projects including bilateral agreements with China, Russia, Venezuela, Ukraine, Bangladesh and Mexico. Dr. Juckett also played an active role in the formation of the United States/China Oil and Gas Industry Forum in 1998. From 1974 to 1988, Dr. Juckett worked for Phillips Petroleum Company, now known as ConocoPhillips, Inc., in management positions including responsibility for the support of worldwide divisions with exploration technologies including geochemistry and satellite imagery. Dr. Juckett earned a B.S. degree in chemistry from the State University of New York-Oswego and a Ph.D. in chemistry from the State University of New York-Albany.

Randall D. Keys, 47, has served as a director since June 2004. Mr. Keys serves on and is the chairman of the Board’s Audit Committee and has been designated as the “audit committee financial expert” per Sarbanes-Oxley requirements. He also serves on the Board’s Nominating and Corporate Governance Committee and was appointed to the Compensation Committee in October 2006. Mr. Keys is currently self-employed as a corporate financial consultant. From 2004 through 2006, he served as a financial consultant and Chief Financial Officer of BPZ Energy, Inc., and from 2002 through 2004, he served as a financial consultant and Chief Financial Officer of Transmeridian Exploration, Inc., both public international oil and gas companies. From 1998 to 2001, he served as Chief Financial Officer of Core Laboratories N.V., a NYSE-listed global oilfield service company, and one of its predecessors. Mr. Keys earned a B.B.A. in accounting from the University of Texas and is a Certified Public Accountant.

Thomas E. Williams, 54, was appointed as a director in February 2004. Mr. Williams also serves on the Board’s Audit Committee and Compensation Committee. Mr. Williams currently serves as Vice President, Research and Business Development of Noble Technology Services, a wholly-owned subsidiary of Noble Corporation. Mr. Williams also serves as President of Maurer Technology Inc., a leading drilling R&D and engineering technology company and a wholly-owned subsidiary of Noble Corporation. Noble (NYSE: NE) is a leading provider of diversified services for the oil and gas industry. He held Senior Executive Positions at the U.S. Departments of Energy and Interior during the Bush Administration from 1989 to 1993. From 1993 to 2000, he was Business Development Director at Westport Technology Center in Houston, a leading upstream oil and gas research company. He was a co-founder and served on the Board of Directors of Cementing Solutions, Inc., an oil and gas cementing services and technology company based in Houston, Texas. He has been in the oil and gas industry for over 25 years, having owned and operated an oil and gas exploration, production and consulting company prior to joining the Department of Energy. Mr. Williams has authored more than 100 energy publications, presentations and articles and serves on a number of oil and gas organizations, associations and boards including the Independent Petroleum Association of America, the Petroleum Technology Transfer Council’s Advisory Group, the Texas Independent Producers and Royalty Owners Association, the Society of Petroleum Engineers, American Association of Drilling Engineers, DeepStar Consortium Contributors Advisory Board and Consumer Energy Alliance. He also serves on the Board of Directors of the Research Partnership to Secure Energy for America consortium. He has a B.S. degree in business from Campbellsville College.

The Board of Directors unanimously recommends a vote FOR the nominees set forth above.

Our company is a development stage company focused on exploring, developing, producing and selling coalbed methane gas. Today, our operations concentrate on coalbed methane gas exploration and development in the Shanxi Province in northern China and in the Yunnan Province in southern China. We have entered into production sharing contracts that enable us to explore for, develop, produce and sell coalbed methane gas on over 1.3 million acres in these provinces in China. The China United Coalbed Methane Co. Ltd., an entity created by the chief administrative body of The People’s Republic of China, possesses the exclusive right to contract with foreign corporations for the exploration and production of coalbed methane in China and is a party to our three production sharing contracts. Accordingly, operational experience in oil and gas and coalbed methane exploration and development in China is critical to the success of our company.

On October 9, 2006 we announced that we have successfully achieved continuous gas flow in our third horizontal well, the FCC HZ03, in the Shouyang Block of our Shanxi Province Project in China. This is our second well in the Shouyang Block to provide continuous gas flow. Similar initial gas flow was announced for our first well, FCC HZ01, in May 2006. We have what we believe is a rare combination of high permeability and high gas content, and our management team is the right team for Far East Energy at this critical stage of its operations. Our management team is dedicated to implementing Far East Energy’s long-term value-creation strategy and to acting as effective representatives of all stockholders. The Board’s nominees consist of individuals with collective expertise acquired through years of operational and/or policy development experience in the oil and gas and/or coalbed methane industries internationally, including China. The biographies noted above for the Board’s nominees reflect the high accomplishments these individuals have achieved as leaders in their fields of expertise or in the companies they have been associated with during their careers. The Board’s nominees primary focus and concern is for Far East Energy’s success and welfare and long-term value-creation for our stockholders, and the Board’s nominees have the skills, expertise and qualifications to accomplish these goals.

On September 15, 2006, the Board of Directors received a notice of intent from a Cayman Islands hedge fund, Sofaer Capital Global Hedge Fund, on behalf of itself and certain other persons who have agreed to act together with the Sofaer Capital Global Hedge Fund for the purpose of voting shares of our common stock, or the Sofaer Group, to nominate certain candidates for election to the Board of Directors. Under the terms of a stock subscription agreement, described under “Certain Transactions—Agreement with the Sofaer Group,” the Sofaer Group is currently entitled to name one representative as a nominee for election to the Board of Directors. Tim Whyte is the current representative of the Sofaer Group. On October 3, 2006, Mr. Whyte notified us that the Sofaer Group was not nominating him under the stock subscription agreement but was nominating him for election as a director solely in his capacity as a stockholder. As such, the Sofaer Group has declined to name a representative as a nominee. Accordingly, the Nominating and Corporate Governance Committee carefully considered the qualifications of each candidate proposed by the Sofaer Group without regard to the stock subscription agreement. The Nominating and Corporate Governance Committee reviewed the information supplied by the Sofaer Group regarding their candidates in the context of the current composition of the Board of Directors, the operating requirements of Far East Energy and the long-term interests of Far East Energy’s stockholders. The Nominating and Corporate Governance Committee also reviewed the qualifications of the existing directors and of a new candidate proposed by management, Mr. Chiang, under the same criteria as the Sofaer Group’s slate of candidates. The Nominating and Corporate Governance Committee also requested, received and reviewed additional information from all proposed candidates. On October 12, 2006, upon the unanimous recommendation of the Nominating and Corporate Governance Committee, the Board of Directors, with the exception of Mr. Whyte, unanimously voted not to nominate the Sofaer Group’s proposed slate of candidates and instead to nominate Messrs. Mihm, McElwrath, Chiang, Juckett, Keys and Williams.

In making its recommendation, the Nominating and Corporate Governance Committee determined that the Sofaer Group’s nominees failed to meet Far East Energy’s important high standards for membership on the Board of Directors taking into account:

•	the independence standards,

•	whether the Sofaer Group nominees would assist in achieving a mix of directors representing a diversity of backgrounds and experiences such as:

•	operational experience in the oil and gas and coalbed methane industries,

•	industry experience with respect to energy exploration, development and production, including international experience,

•	strong relationships with Chinese governmental organizations and energy industry entities developed through business experience in oil and gas exploration and policy development in China, and

•	financial expertise, and

•	individual characteristics, including business experience with high levels of responsibility and strong management backgrounds, experience at managing complex programs or projects, experience at the strategic/policy setting level, experience dealing with complex problems or crisis response and freedom from conflicts of interest.

In light of these and other considerations, the Board of Directors believes strongly that adding the Sofaer Group’s representatives to the Board of Directors would disrupt the ability of the Board of Directors to implement Far East Energy’s long-term value-creation strategy and to act as an effective representative of all stockholders, would result in the loss of a collective expertise acquired through years of operational experience in the energy industry internationally, including China and would conflict with Far East Energy’s strong corporate governance principles. Accordingly, the Board of Directors decided to reject the nomination of the Sofaer Group’s representatives and to recommend the election of the Nominating and Corporate Governance Committee’s recommended slate of nominees. The Board of Directors unanimously recommends a vote FOR the Board’s nominees set forth above.

CORPORATE GOVERNANCE

Role of the Board of Directors

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of Far East Energy. However, it is not involved in day-to-day operating details. Members of the Board of Directors are kept informed of business and financial matters affecting Far East Energy through discussions with the Chief Executive Officer and other officers and by reviewing analyses and reports sent to them, as well as by participating in Board of Directors and committee meetings.

Board Independence

The Board of Directors has determined that each of the director nominees standing for election, except for Michael R. McElwrath, has no material relationship with Far East Energy (either directly or as a partner, stockholder or officer of an organization that has a relationship with Far East Energy) and is independent within the meaning of the American Stock Exchange listing standards.

Committees of the Board of Directors

To assist in carrying out its duties, the Board of Directors established three committees. The three committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act and assists the Board of Directors and management in ensuring that Far East Energy consistently acts with integrity and accuracy in financial reporting. The Audit Committee’s responsibilities include:

•	selecting and reviewing an independent registered public accounting firm to serve as the outside auditor of Far East Energy and the scope of the services to be performed;

•	reviewing and discussing with appropriate members of management, the audited financial statements, related accounting and auditing principles, practices and disclosures;

•	reviewing and discussing Far East Energy’s quarterly financial statements prior to the filing of those quarterly financial statements;

•	establishing procedures for the receipt of, and response to, any complaints received regarding accounting, internal accounting controls or auditing matters, including anonymous submissions by employees;

•	reviewing the accounting principles and auditing practices and procedures to be used for Far East Energy’s financial statements and reviewing the results of those audits; and

•	monitoring the adequacy of Far East Energy’s operating and internal controls as reported by management and the independent registered public accounting firm retained as the outside auditor.

Randall D. Keys is the chairman of the Audit Committee, and the other members of the Audit Committee are John C. Mihm and Thomas E. Williams. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the American Stock Exchange listing standards and satisfies the American Stock Exchange listing standards financial literacy requirements. The Board of Directors has determined that Randall D. Keys is an “audit committee financial expert” as that term is defined under Item 401(h) of Regulation S-K. Additionally, the Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is attached as Exhibit B to this proxy statement.

Compensation Committee

The Compensation Committee’s responsibilities include:

•	establishing and reviewing the overall corporate policies, goals and objectives for the compensation of Far East Energy’s chief executive officer and other executive officers, including a review of the relationship of executive compensation to corporate performance and relative stockholder return, compensation at comparable companies, past years’ compensation to our executives, and other relevant factors;

•	evaluating the performance of Far East Energy’s chief executive officer and other executive officers in light of the corporate goals and objectives and, based on that evaluation, determining the compensation of the chief executive officer and other executives officers, including individual elements of salary, bonus, supplemental retirement, incentive and equity compensation, in light of the corporate goals and the performance evaluation; and

•	making recommendations to Far East Energy’s Board of Directors regarding the salaries, benefits and other compensation of Far East Energy’s non-employee directors, committee chairpersons, and committee members.

John C. Mihm is the chairman of the Compensation Committee, and the other members of the Compensation Committee are Thomas E. Williams and Randall D. Keys. Randall D. Keys was appointed to the Compensation Committee in October 2006. The Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the American Stock Exchange listing standards.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for assisting the Board of Directors by (1) identifying individuals qualified to serve on the Board of Directors and recommending to the Board of Directors the nominees for election by stockholders at each annual meeting, (2) recommending to the Board of Directors, director nominees for each committee of the Board of Directors, (3) developing, recommending to the Board of Directors, and assessing corporate governance policies for Far East Energy and (4) overseeing an annual review of the Board of Directors’ performance. The Nominating and Corporate Governance Committee’s responsibilities include:

•	assessing, developing and communicating with the Board of Directors concerning the appropriate criteria for nominating and appointing directors;

•	actively seeking individuals qualified to become members of the Board of Directors for recommendation to the Board of Directors;

•	if and when requested by the Board of Directors, identifying and recommending to the Board of Directors the appointees to be selected by the Board of Directors for service on the committees of the Board of Directors and for service as Far East Energy’s technical advisors;

•	having sole authority to retain and terminate any search firm used to identify director candidates and having sole authority to approve the search firm’s fees and other retention terms;

•	developing, assessing and recommending corporate governance policies, including Far East Energy’s Code of Business Conduct, to the Board of Directors;

•	reviewing, on behalf of the Board of Directors, the charter of each committee of the Board of Directors and making recommendations to the relevant committees with respect to these charters and to the Board of Directors in connection with the Board of Directors’ action relating to these charters; and

•	overseeing an annual review of the performance of the Board of Directors.

Donald A. Juckett is the chairman of the Nominating and Corporate Governance Committee, and the other member is Randall D. Keys. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the American Stock Exchange listing standards. The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, and a current copy of the charter is available on our website at www.fareastenergy.com under the “Investor Relations” caption.

Consideration of Director Nominees

Director Qualifications

The Nominating and Corporate Governance Committee reviews the qualifications of various persons to determine whether they might make good candidates for consideration for membership on the Board of Directors. In identifying candidates for membership on the Board of Directors, the Nominating and Corporate Governance Committee takes into account:

•	Whether the director/potential director assists in achieving a mix of board members that represents a diversity of background and experience (including with respect to age, gender, industry knowledge and experience, experience in China and financial expertise) that, at the then applicable stage in the life of Far East Energy, will result in the Board of Directors having the necessary tools to perform its oversight function effectively.

•	Personal individual characteristics, including strength of character, inquiring mind, mature judgment, independence of thought, ability to work collegially and effectively with others, high moral standards, loyalty to Far East Energy and its business plan, concern for Far East Energy’s success and welfare, personal integrity and high performance standards.

•	The Nominating and Corporate Governance Committee also reviews other individual characteristics, including ability to read and understand basic financial statements, business experience with high levels of responsibility, high accomplishments as a leader in his or her field or in the companies he or she has been associated with, superior credentials and recognition, commitment to enhancing stockholder value, experience at the strategy/policy setting level, experience dealing with complex problems or crisis response, the time available to contribute special competencies to the Board of Directors’ activities, service on the boards of public and private companies, oil and gas industry experience or the time available to enhance knowledge of the oil and gas industry, and freedom from conflicts of interest.

Candidates who do not meet all of these requirements may still be considered, as the Nominating and Corporate Governance Committee will seek candidates who present the best combination of these characteristics.

Identifying and Evaluating Nominees for Directors

When identifying and evaluating incumbent directors whose terms are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to Far East Energy during their term, including the number of meetings attended, level of participation, quality of performance and any transactions of such directors with Far East Energy during their term. The Nominating and Corporate Governance Committee then evaluates that information in the context of the current composition of the Board of Directors, the operating requirements of Far East Energy and the long-term interests of the stockholders.

When identifying new director candidates, the Nominating and Corporate Governance Committee uses its network of contacts or a professional search firm to compile a list of candidates. To date, the Nominating and Corporate Governance Committee has not used a professional search firm to compile a list of candidates. The Nominating and Corporate Governance Committee next submits and requires the candidate to complete a questionnaire and determines whether the nominee is independent as such term is defined under the American Stock Exchange listing standards, which determination is based upon applicable securities laws, the rules and regulations of the Securities and Exchange Commission and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee may also organize interviews and meetings to evaluate the candidate and collegiality. Finally, the Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications, chooses a candidate by majority vote and then proposes the candidate to the entire Board of Directors.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. If a stockholder has a suggestion for candidates for election to the Board of Directors at the 2007 Annual Meeting of Stockholders, Far East Energy’s Amended and Restated Bylaws provide that the recommendation must be submitted in writing to the Secretary of the Company at 400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060, no earlier than the close of business on                      nor later than the close of business on                     . However, in the event that the 2007 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 70 days from                     , the recommendation must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the latter of (1) the 90th day prior to such annual meeting, or (2) the 10th day following the day the notice of such annual meeting was first given. Submissions must include each of the following:

•	The name and record address of the stockholder who intends to make such nomination;

•	The class and number of shares that are beneficially owned by the stockholder;

•	The name in which such shares are registered on the stock transfer books of Far East Energy and if such stockholder is not the holder of record at the time of the submission, a representation that such stockholder has a valid proxy granted by the record holder at the time of such submission which is in full force and effect and which authorizes the stockholder to make and vote on such submission together with an attached complete copy of such proxy;

•	A representation whether the stockholder or the beneficial owner, if any, intends or is part of a “group” (as such term is used in Section 13(d)(3) of the Securities Exchange Act) that intends to (1) deliver a proxy statement and form of proxy to holders of at least the percentage of our outstanding common stock required to elect the nominee and/or (2) otherwise solicit proxies from stockholders in support of such nomination;

•	The name, age, business and residential address of each individual to be nominated;

•	The principal occupation or employment of each individual to be nominated;

•	The class and number of shares that are beneficially owned by each individual to be nominated;

•	All other information relating to each individual to be nominated that is required to be disclosed in solicitations for proxies in an election of directors pursuant to Regulation 14A under the Securities Exchange Act;

•	The signed consent of any such nominee to serve as a director, if so elected;

•	A representation that the stockholder is entitled to vote at the meeting and intends to appear at the meeting in person or by proxy to nominate each individual; and

•	A description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder.

Far East Energy may require the stockholder making such nomination or the proposed nominee to furnish such other information as may reasonably be required by Far East Energy to determine the eligibility of such proposed nominee to serve as a director of Far East Energy.

Meetings

During Far East Energy’s year ended December 31, 2005, there were eleven meetings of the Board of Directors, four meetings of the Audit Committee, seven meetings of the Compensation Committee and two meetings of the Nominating and Corporate Governance Committee. During 2005, all members of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Board of Directors committees on which the director served. While Far East Energy does not have a formal policy regarding director attendance at annual meetings of stockholders, Far East Energy encourages each director to attend each annual meeting of stockholders. All directors attended the 2005 annual meeting of stockholders.

Communications with the Board of Directors

Interested persons may communicate directly with the Board of Directors, any committee of the Board of Directors, all independent directors or any one director serving on the Board of Directors by sending written correspondence to the desired person or entity in care of our Secretary at 400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060. Communications are distributed to the Board of Directors or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication.

Code of Business Conduct

The Board of Directors has adopted a Code of Business Conduct. The full text of the Code of Business Conduct is posted on our website at www.fareastenergy.com under the “Investor Relations” caption and is also available in print to any stockholder who requests a copy. Far East Energy intends to disclose future amendments to, or waivers from, certain provisions of the Code of Business Conduct on our website within four business days following the date of such amendment or waiver.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the company’s accounting and financial reporting processes and the integrity of the company’s financial statements on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under SAS 61 and other generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent registered public accounting firm, the auditor’s independence from management and the company, and has received from the independent registered public accounting firm the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board.

The Audit Committee discussed with the company’s independent registered public accounting firm the overall scope and plans for the audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the company’s internal controls and the overall quality of the company’s financial reporting. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Audit Committee

Randall D. Keys, Chairman

John C. Mihm

Thomas E. Williams

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

Audit Fees

The aggregate fees billed by Payne Falkner Smith & Jones P.C. for professional services rendered for the audit of Far East Energy’s annual financial statements for the years ended December 31, 2005 and 2004 and for the review of the financial statements included in Far East Energy’s Quarterly Reports on Form 10-Q for those years were $179,224 and $139,332, respectively.

Audit-Related Fees

Payne Falkner Smith & Jones P.C. did not render any audit-related professional services for the years ended December 31, 2005 and 2004.

Tax Fees

The aggregate fees billed by Payne Falkner Smith & Jones P.C. for professional services rendered for tax compliance, tax advice, or tax planning for the years ended December 31, 2005 and 2004 were $7,000 and $7,600, respectively. The fees were for the preparation of the 2005 and 2004 corporate tax returns.

All Other Fees

Payne Falkner Smith & Jones P.C. did not bill any other fees for professional products or services rendered to Far East Energy, other than those described above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the years ended December 31, 2005 and 2004.

The Audit Committee pre-approved all of the audit and non-audit fees described above for the years ended December 31, 2005 and 2004.

Pre-Approval Policies and Procedures

In accordance with the Audit Committee Charter, the Audit Committee has established policies and procedures by which it approves in advance any audit and permissible non-audit services to be provided by Far East Energy’s independent registered public accounting firm. Under these procedures, prior to the engagement of the independent registered public accounting firm for pre-approved services, requests or applications for the independent registered public accounting firm to provide services must be submitted to Far East Energy’s chief financial officer or his designee and the Audit Committee and must include a detailed description of the services to be rendered. The chief financial officer or his designee and the independent registered public accounting firm must ensure that the independent registered public accounting firm is not engaged to perform the proposed services unless those services are within the list of services that have received the Audit Committee’s pre-approval and must cause the Audit Committee to be informed in a timely manner of all services rendered by the independent registered public accounting firm and the related fees.

Requests or applications for the independent registered public accounting firm to provide services that require case-by-case approval will be submitted to the Audit Committee (or any Audit Committee members who have been delegated pre-approval authority) by the chief financial officer or his designee. Each request or application must include:

•	a recommendation by the chief financial officer (or designee) as to whether the Audit Committee should approve the request or application; and

•	a joint statement of the chief financial officer (or designee) and the independent registered public accounting firm as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s and the Public Company Accounting Oversight Board’s requirements for independence.

The Audit Committee will not permit the independent registered public accounting firm to provide services in connection with a transaction initially recommended by them, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee also will not permit the independent registered public accounting firm to provide any services to the extent that the Securities and Exchange Commission has prohibited the provision of those services by the independent registered public accounting firm, which generally include:

•	bookkeeping or other services related to accounting records or financial statements;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions;

•	human resources;

•	broker-dealer, investment adviser or investment banking services;

•	legal services; and

•	expert services unrelated to the audit.

The Audit Committee delegated authority to the chairman of the Audit Committee, to:

•	pre-approve any services proposed to be provided by the independent registered public accounting firm and not already pre-approved or prohibited by the Audit Committee’s Pre-Approval Policy;

•	increase any authorized fee limit for pre-approved services (but not by more than 20% of the initial amount that was pre-approved) before Far East Energy or its subsidiaries engage the independent registered public accounting firm to perform services for any amount in excess of the fee limit; and

•	investigate further the scope, necessity or advisability of any services as to which pre-approval is sought.

The chairman is required to report any pre-approval or fee increase decisions to the Audit Committee at the next Audit Committee meeting. The Audit Committee does not delegate to management any of the Audit Committee’s authority or responsibilities concerning the independent registered public accounting firm’s services.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of compensation paid to our Chief Executive Officer and the other persons serving as executive officers, or the “named executive officers,” for the years ended December 31, 2005, 2004 and 2003, respectively.

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Securities Underlying Options/SARs(1) (#)	All Other Compensation(2) ($)
Michael R. McElwrath President and Chief Executive Officer	2005 2004 2003	$236,250 225,000 40,312	$60,000 40,000 56,250	$	— — —	— 200,000 1,200,000	$23,003 11,078 1,500

Bruce N. Huff Chief Financial Officer, Secretary and Treasurer	2005 2004 2003	168,000 106,667 —	35,000 57,000 —		— — —	— 900,000 —	9,704 4,844 —

Garry R. Ward Senior Vice President, Engineering	2005 2004 2003	147,000 128,333 —	17,500 17,500 —		— — —	— 600,000 —	17,516 11,079 —

Zhendong “Alex” Yang Senior Vice President, Exploration	2005 2004 2003	132,300 126,000 101,750	20,000 12,600 —		— — —	— — 800,000	2,991 8,948 —

(1)	Amounts represent options to acquire shares of common stock.
(2)	This column includes the following items of compensation in the fiscal years indicated:
a.	Far East Energy’s payment of medical insurance premiums: Michael R. McElwrath, $20,040 (2005), $9,472 (2004), $1,500 (2003); Bruce N. Huff, $7,704 (2005), $3,844 (2004); Garry R. Ward, $17,516 (2005), $11,079 (2004); and Zhendong “Alex” Yang, $1,542 (2005), $8,160 (2004).
b.	Far East Energy’s contributions to the named individuals under its Simple IRA plan in the following amounts: Michael R. McElwrath, $2,963 (2005), $1,606 (2004); Bruce N. Huff, $2,000 (2005), $1,000 (2004); Garry R. Ward $0 (2005), $0 (2004); and Zhendong “Alex” Yang $1,449 (2005), $788 (2004).

Fiscal Year-End Option Values

The following table sets forth the number of unexercised options segregated by those that were exercisable and those that were unexercisable at December 31, 2005 and the value of in-the-money options segregated by those that were exercisable and those that were unexercisable at December 31, 2005 for the “named executive officers.” The “named executive officers” did not exercise any options during the last fiscal year.

Aggregated Option/SAR Exercises in Last

Fiscal Year and Fiscal Year-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (1) (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End (1) ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael R. McElwrath	—	$—	880,000	620,000	$568,000	$355,000
Bruce N. Huff	—	—	360,000	540,000	—	—
Garry R. Ward	—	—	280,000	320,000	—	—
Zhendong “Alex” Yang	—	—	480,000	320,000	340,800	227,200

(1)	Information relates to options to acquire shares of common stock.

Employment Agreements

For a discussion of the employment agreements with our executive officers, see “Certain Transactions—Agreements with our Executive Officers.”

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	660,000	$2.00	2,840,000
Equity compensation plans not approved by security holders *	9,126,000	$1.30	—

Total	9,786,000	$1.35	2,840,000

*	We have granted stock options to purchase an aggregate of 11,260,000 shares of common stock, which are evidenced by stock option agreements. This total excludes 1,894,000 options, which were forfeited by certain prior officers and directors when they resigned from their positions and 240,000 options which were exercised. The options were granted to officers, directors and consultants and have a term of between five and ten years and an exercise price of between $0.65 and $4.40 per share.

Directors’ Compensation and Stock Option Grants

Far East Energy does not pay cash compensation to non-employee directors for their service on the Board of Directors. Employee directors do not receive any compensation for their service on the Board of Directors. From time to time, non-employee directors have received grants of options to purchase our common stock in consideration of their service on the Board of Directors. In 2004, John C. Mihm, Donald A. Juckett, Randall D. Keys and Thomas E. Williams each received an option grant to purchase 400,000 shares of our common stock, which were granted upon their election as directors. The options vest over three years, have a five-year term and have an exercise price of $2.00 per share.

Additionally, Far East Energy reimburses its directors for reasonable expenses incurred to attend the meetings of the Board of Directors or the Board of Directors’ committees.

Compensation Committee Interlocks and Insider Participation

John C. Mihm, Thomas E. Williams and Randall D. Keys serve on the Compensation Committee. Our independent directors are, and we expect they will continue to be, the only members of the Compensation Committee. None of our directors or executive officers has a relationship with us or any other company that the Securities and Exchange Commission defines as a compensation committee interlock or insider participation that should be disclosed to stockholders.

REPORT OF THE COMPENSATION COMMITTEE

Compensation Philosophy and Objectives

The philosophy of the company’s compensation program is to attract, employ, retain and reward executives capable of leading the company to achieve its business objectives. These business objectives include financial performance, achievement and implementation of the company’s business strategy and improvement in the company’s asset base. The accomplishment of these objectives is measured against conditions characterizing the industry in which the company operates. The Compensation Committee reviews the compensation program of the Chief Executive Officer, or CEO, and other members of senior management, including the company’s executive officers. The Compensation Committee also oversees the administration of the company’s employee benefits and benefit plans. In 2005, the Compensation Committee retained an independent consultant to assist the Compensation Committee in fulfilling its responsibilities. This consultant was engaged by, and reported directly to, the Compensation Committee.

Executive Officer Compensation

The company’s executive officer compensation program is comprised of base salary, annual cash incentive compensation and long-term incentive compensation in the form of stock options. Performance bonuses may be awarded to executive officers based on performance criteria established by the Compensation Committee.

On December 29, 2005, the Compensation Committee authorized an increase in the base salary of certain executive officers of the company effective January 1, 2006. Base salary levels for the company’s executive officers are set relative to the median of the company’s peer groups and reflect a subjective assessment by the Compensation Committee of the executive’s contribution in relation to the company’s financial performance and the achievement of business objectives. The Compensation Committee also takes into account the executive’s scope of responsibilities and experience. The primary peer group, considered to be oil and gas exploration companies, is further considered so that the Company can compete for the best industry talent. The Compensation Committee believes that the market adjustments were appropriate to bring the executive officers’ base salaries into the median range of comparable peer group positions.

An additional objective of the Compensation Committee has been to reward executive officers with equity compensation, in keeping with the company’s overall compensation philosophy of granting equity compensation to key personnel in an effort to further instill stockholder perspective and values in actions of employees and executive officers. Stock options historically have been used to reward and provide incentives to executive officers and to retain them through potential share value appreciation and equity accumulation. Such awards are made by the Compensation Committee based upon a subjective determination. During 2005, the awards were made under the company’s 2005 Stock Incentive Plan which was approved by stockholders. Such awards vest over a number of years and therefore provide a long-term incentive. Shares of common stock subject to option awards made to executive officers of the company in 2005 vest 20% on the award date of the options and 20% on each succeeding anniversary of the award date. The options have a term of ten years and are exercisable at $2.00 per share.

The Compensation Committee will continue to review, on a periodic basis, the equity participation awards outstanding to the executive officers of the company and will consider additional awards from time to time, based upon a subjective determination consistent with the philosophy stated above, the financial performance of the company, and the Compensation Committee’s assessment of each executive’s ability to influence the company’s long-term growth and profitability. Because the value of equity awards should, over time, bear a direct relationship to the company’s stock price, the Compensation Committee believes equity awards represent an effective incentive to create value for stockholders.

Chief Executive Officer Compensation

The CEO’s base salary and performance bonuses are established under his employment agreement with the company. The CEO’s base salary is reviewed periodically, pursuant to the terms of his employment agreement, consistent with the Company’s salary administration policy for all executive officers as discussed above. The Compensation Committee considers adjustments based upon the company’s financial performance, progress in achieving specified business objectives, and by reference to the median salary paid to chief executive officers of the company’s peer groups. On December 29, 2005, the CEO’s base salary was increased to $300,000 per year effective January 1, 2006. Under the CEO’s employment agreement, the CEO is entitled to performance bonuses of not less than $20,000 payable on or before the 13th of April and October of each year. The performance criteria for bonuses are established by the Compensation Committee. The CEO was awarded performance bonuses in the aggregate amount of $60,000 relative to 2005 performance.

Compensation Committee

John C. Mihm, Chairman

Thomas E. Williams

COMPANY PERFORMANCE

The following graph compares the performance of Far East Energy with that of the S&P 500 Index and the Dow Jones U.S. Exploration & Production Index. The graph sets forth the cumulative total stockholder return, which assumes reinvestment of dividends, of a $100 investment in Far East Energy’s common stock, the S&P 500 Index and the Dow Jones U.S. Exploration & Production Index.

COMPARISON OF CUMULATIVE TOTAL RETURN

AMONG FAR EAST ENERGY CORPORATION, THE DOW JONES U.S. EXPLORATION & PRODUCTION INDEX, AND THE S&P 500 INDEX

	Cumulative Total Return*
	1/31/02	12/31/02	12/31/03	12/31/04	12/31/05
Far East Energy Corporation	$100.00	$168.00	$131.20	$48.80	$54.40
Dow Jones U.S. Exploration & Production Index	100.00	108.08	141.66	200.97	332.25
S&P 500 Index	100.00	79.05	101.73	112.80	118.34

*	Far East Energy’s common stock was first listed under the symbol “EZFS” on the OTC Bulletin Board on February 15, 2001. On January 16, 2002, Far East Energy’s symbol was changed to “FEEC” to reflect Far East Energy’s name change to Far East Energy Corporation. Because no meaningful trading market for Far East Energy’s common stock occurred until January 31, 2002, this analysis assumes $100.00 invested on January 31, 2002 in Far East Energy’s common stock and each of the indices, including reinvestment of dividends.

The Compensation Committee Report, the Audit Committee Report, the Audit Committee Charter, references to the independence of directors, and the Stock Performance Graph are deemed not to be “soliciting material” or “filed “ with the Securities and Exchange Commission, are not subject to the liabilities of Section 18 of the Securities Exchange Act, and shall not be deemed incorporated by reference into any of the filings previously made or made in the future by our company under the Securities Exchange Act or the Securities Act of 1933, as amended (except to the extent Far East Energy specifically incorporates any such information into a document that is filed).

CERTAIN TRANSACTIONS

Agreements with our Executive Officers

Agreements with Michael R. McElwrath and Bruce N. Huff

On December 23, 2004, we entered into amended and restated employment agreements with Michael R. McElwrath and Bruce N. Huff.

The employment agreements provide that the applicable executive will receive (i) an annual base salary of not less than $236,250 in the case of Mr. McElwrath and $168,000 in the case of Mr. Huff and (ii) performance bonuses of (A) not less than $20,000 payable on or before the 13th of April and October of each year in the case of Mr. McElwrath and (B) between 15% to 25% of his base salary in the case of Mr. Huff. The performance criteria for bonuses will be established by the Compensation Committee (or the Board of Directors if Far East Energy does not have a Compensation Committee). Currently, Mr. McElwrath’s annual base salary is $300,000, and Mr. Huff’s annual base salary is $185,000.

Unless extended, the employment agreements for Messrs. McElwrath and Huff terminate on October 13, 2008 and May 1, 2009, respectively. The employment agreements provide that if the applicable executive is terminated by Far East Energy for Cause (as defined in the employment agreements), Far East Energy shall pay his base salary and all amounts actually earned, accrued or owing as of the date of termination and the executive shall be entitled to exercise all options granted to him under his employment agreement or otherwise to the extent vested and exercisable on the date of termination.

If the executive’s employment is terminated by Far East Energy (other than as a result of death, Disability (as defined in his employment agreement) or Cause), or if the executive terminates his employment for Good Reason (as defined in his employment agreement), the executive shall be entitled to the following:

•	a lump sum payment of two times the sum of the executive’s base salary and bonus paid during the immediately preceding twelve-month period;

•	continued participation in all employee benefit plans, programs or arrangements available to Far East Energy’s executive officers in which the executive was participating on the date of termination for a specified period of time following termination; and

•	the exercise of all options and restricted stock awards granted to him to the extent vested and exercisable at the date of termination of executive’s employment.

Notwithstanding the foregoing, if an executive’s termination of employment by Far East Energy (other than for death, Cause or Disability) or by the executive for Good Reason occurs within 24 months following a Change of Control (as defined in the employment agreements), then the executive shall be entitled to a lump sum payment of three times the sum of executive’s base salary and bonus during the immediately preceding twelve-month period and all options and restricted stock granted to executive will immediately vest and become exercisable as of the date of termination. The employment agreements also entitle each executive to certain gross up payments for excise taxes in the event of a Change of Control.

Agreement with Jeffrey R. Brown

On October 29, 2005, we entered into an employment agreement with Jeffrey R. Brown whereby Mr. Brown will serve as President of Far East Energy (Bermuda), Ltd. Mr. Brown will receive an annual base salary of $150,000, an annual bonus in an amount equal to $50,000 during his service with us in the People’s Republic of China, a discretionary performance bonus to be determined by the Compensation Committee of the Board of Directors, a housing allowance of up to $96,000 per year, a moving allowance and reimbursement for certain travel between China and the United States. Pursuant to the employment agreement, Mr. Brown was also granted an option to purchase 600,000 shares of our common stock at an exercise price of $2.00 per share. Generally, Mr. Brown will also receive a tax equalization payment to the extent the amount Mr. Brown actually pays for income taxes exceeds the United States income tax and social security tax he would have paid as a citizen of the United States. If Mr. Brown’s employment is terminated without cause, he will receive a severance payment of 50% of his annual base salary during his service with us.

Agreement with Garry R. Ward

On February 1, 2004, we entered into an employment agreement with Garry R. Ward whereby Mr. Ward will serve as the Senior Vice President of Engineering for a term of five years unless sooner terminated. Mr. Ward will receive an annual base salary of at least $140,000. Currently, Mr. Ward’s annual base salary is $155,820. Subject to management’s discretion, Mr. Ward will also be eligible to receive annual bonuses in an amount equal to 20 to 25% of his annual base salary at the time of payment. Pursuant to the terms of the employment agreement, Mr. Ward was also granted an option to purchase 400,000 shares of our common stock at an exercise price of $2.00 per share. Additionally, if after February 1, 2005, Mr. Ward is terminated by us for any reason other than Cause or is terminated after a Change in Control (as such terms are defined in the employment agreement), Far East Energy will pay him a single lump-sum severance payment of $50,000, and Mr. Ward will retain all of his rights in, and ownership of, all stock options vested as of the date of termination or that would vest within 30 days following the date of termination.

Agreement with Zhendong “Alex” Yang

On November 1, 2003, we entered into an employment agreement with Zhendong “Alex” Yang. The term of the employment agreement is five years unless sooner terminated. Dr. Yang will receive an annual base salary of at least $126,000. Currently, Dr. Yang’s annual base salary is $149,000. Pursuant to the terms of the employment agreement, Dr. Yang was also granted an option to purchase 800,000 shares of our common stock at an exercise price of $0.65 per share.

Agreement with Former Director

On December 31, 2004, Far East Energy, Jawaharlal Gondi and The Arthi Trust entered into a settlement agreement pursuant to which Mr. Gondi resigned as a director of Far East Energy. Pursuant to the terms of the settlement agreement, Far East Energy paid Mr. Gondi a total gross amount of $165,000, minus all applicable withholding, and reimbursed Mr. Gondi certain out-of-pocket expenses. The settlement agreement also provides that Mr. Gondi and The Arthi Trust, for a period of two years after the date of the settlement agreement, without the prior written consent of Far East Energy, will refrain from certain activities related to seeking control of Far East Energy. Pursuant to the Settlement Agreement, Mr. Gondi and The Arthi Trust also agreed to execute and deliver to Far East Energy one or more proxies naming certain members of the Board of Directors who are not officers of Far East Energy, as agents and proxies, with full power of substitution and re-substitution, to vote all shares of common stock or other voting securities of Far East Energy held by Mr. Gondi. The shares of common stock entitled to vote at the annual meeting by reason of this proxy must be voted in the same proportion as the votes cast by all other holders of our common stock at the annual meeting. The proxy expires on December 31, 2006.

Agreement with the Sofaer Group

On December 21, 2004, Far East Energy entered into a stock subscription agreement with certain investors located outside the United States and Tim Whyte as representative. Under the subscription agreement, the investors subscribed for 6,406,250 units of equity securities of Far East Energy, consisting of two shares of Far East Energy’s common stock and one warrant to purchase one share of common stock. The gross proceeds Far East Energy received from the sale of the units at the closing were $10,250,000. In connection with the subscription agreement, Far East Energy also granted the investors registration rights in connection with the shares of common stock underlying the units and the warrants.

Pursuant to the subscription agreement, Far East Energy, the investors and the representative agreed to the following:

•	Subject to the approval of Far East Energy’s Nominating and Corporate Governance Committee, on or before January 20, 2005, Far East Energy agreed to appoint Tim Whyte to the board of directors to serve until the next meeting of our stockholders called for the purpose of electing directors. Far East Energy also agreed to nominate the representative or such other person designated by the representative, the “purchaser designee,” to the Board of Directors for election by the stockholders at each meeting of Far East Energy’s stockholders called for the purpose of electing directors of Far East Energy, provided that at the time of such appointment and nomination (a) the investors, in the aggregate, beneficially own at least 10% of the outstanding shares of common stock, and (b) the “purchaser designee” is satisfactory to the Nominating and Corporate Governance Committee. Mr. Whyte was appointed as a director in January 2005 and was nominated for election as director in May 2005 pursuant to the terms of the subscription agreement. Mr. Whyte also serves as an investment manager of Sofaer Capital, Inc., and its managed funds, Sofaer Capital Global Hedge Fund, Sofaer Capital Asian Hedge Fund and Sofaer Capital Natural Resources Hedge Fund, which are stockholders of Far East Energy.

•	For a period of 18 months from the date of the subscription agreement, if Far East Energy determined to pursue an offering of debt or equity securities in a capital raising transaction, Far East Energy was required to notify the representative of the proposed offering and the representative had the exclusive right, for a period of 45 days from receipt of notice of the proposed offering, to consummate the purchase of all or a part of the offered securities by one or more of the investors or syndicate of investors arranged by the representative. The Board of Directors was required to review and consider in good faith the proposal by the representative and to make a determination as to whether to accept such proposal, which determination was to consider whether the terms of, and all fees that may be incurred by Far East Energy in connection with, the issuance and sale of the securities were customary for a transaction of such nature. The Board of Directors reviewed and considered in good faith the proposals submitted by Mr. Whyte, as the representative, during this eighteen-month period and decided not to accept these proposals as not being in the best interests of the stockholders, and Far East Energy offered and sold the securities to one or more third parties upon terms similar to those specified in the Far East Energy notice of the proposed offering.

•	For a period of 18 months from the date of the subscription agreement, Far East Energy granted each investor the right to purchase a pro rata share of securities sold by Far East Energy in a capital raising transaction. The investors elected to purchase some or all of their pro rata shares of the securities sold by Far East Energy in private placements completed in September 2005 and June 2006. This right did not arise in connection with (a) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by Far East Energy by merger, consolidation, conversion, purchase of substantially all the assets or other reorganization, (b) securities issued upon conversion of convertible notes or securities, upon exercise of warrants, options or other rights to acquire securities or as dividends, stock splits or distributions and (c) securities issued pursuant to specified private placements. On October 6, 2005 and August 8, 2006, the investors exercised this right in connection with private placements of our common stock that closed in September 2005 and in June 2006, respectively. We accepted subscription agreements from the investors for an additional 2,782,181 shares of common stock for total gross proceeds of $2,503,963 in October 2005 and for an additional 30,068 shares of common stock for total gross proceeds of $40,592 in August 2006.

•

Far East Energy agreed to consult with the representative and consider in good faith, any proposal from any person with whom the representative has a relationship and who is qualified and experienced in the construction of oil and gas drilling rigs in The People’s Republic of China, relating to any joint venture, partnership, or other arrangement or undertaking providing for the manufacture, production or construction of drilling rigs for the drilling of coalbed methane gas with respect to Far East Energy’s holdings and rights in The People’s Republic of China. These obligations are subject to (a) the receipt by Far East Energy and each other person party to such agreement, arrangement or undertaking receiving all permits, concessions and licenses required or necessary to participate in the construction of such rigs, (b) the approval of such agreement, arrangement or undertaking and the contractor by all partners and venturers of Far East Energy in the exploration and production of coalbed methane gas with respect to China, including ConocoPhillips, Inc. and China United Coalbed Methane Co. Ltd. and (c) the approval of such agreement, arrangement or undertaking by Far East Energy’s Board of Directors. Far East Energy and its subsidiaries also agreed not to enter into any venture relating to the manufacture, production or construction of any drilling rigs for the use of third parties for the drilling of coalbed methane gas in China. The investors and their subsidiaries agreed not to enter into a commercial joint venture relating to the construction of any drilling rigs for the use of third parties for the drilling of coalbed methane gas in China. Far East Energy is not, however, prohibited or restricted from negotiating, discussing or entering into a lease, rental or service arrangement or similar undertaking with any third party relating to provision and operation of any rig for the drilling of coalbed methane gas with respect to China. All rights and obligations described in this paragraph commenced upon the six month anniversary of the date of the subscription agreement and shall expire upon the second anniversary of the date of the subscription agreement.

The investors also entered an investor group agreement whereby they agreed to vote all voting securities of Far East Energy held by the investors and their “affiliates” (as defined in the investor group agreement) collectively on matters to be voted upon at Far East Energy’s annual stockholder meetings. On October 3, 2006, Mr. Whyte, the representative of the investor group, informed Far East Energy that the investor group agreement had “expired.” The version of the investor group agreement filed with the Securities and Exchange Commission by the Sofaer Group on January 3, 2005 states that the investor group agreement shall continue in full force and effect until the first to occur of the following events:

(a) the express written agreement of all of the parties that the agreement should cease; or

(b) a party transfers all of its “investor shares” (as defined in the investor group agreement) such that neither such party nor any of its “affiliates” (as defined in the investor group agreement) holds any “investor shares,” in which case the agreement ceases to apply only in relation to such party who ceases to hold any “investor shares;”

provided that the terms of the agreement shall nevertheless continue to bind the parties thereafter to such extent and for so long as may be necessary to give effect to the rights and obligations under the investor group agreement. As of October     , 2006, no such written consent or other information statement has been filed with the Securities and Exchange Commission or provided to Far East Energy. Therefore, Far East Energy is unable to confirm or deny the accuracy of Mr. Whyte’s statement, whether the investor group agreement remains in effect or whether the parties to the investor group agreement have continued nonetheless to agree to act together for the purpose of voting shares of Far East Energy common stock beneficially owned by them.

SECURITY OWNERSHIP

The following table sets forth, as of October 1, 2006, certain information with respect to the beneficial ownership of our common stock by (a) each stockholder beneficially owning more than 5% of our outstanding common stock; (b) each director and director nominee of Far East Energy who is a stockholder of Far East Energy; (c) each of the “named executive officers” who is a stockholder of Far East Energy; and (d) all executive officers, directors and nominees for director of Far East Energy as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Outstanding Common Stock
Heartland Advisors, Inc.(1)	7,500,000	(2)	7.2%
Sofaer Capital Asian Hedge Fund(3)	23,080,999	(7)(12)	20.7%
Sofaer Capital Global Hedge Fund(3)	23,080,999	(7)(12)	20.7%
Sofaer Capital, Inc.(3)	23,080,999	(7)(12)	20.7%
Passlake Limited(4)	23,080,999	(7)(12)	20.7%
Persistency(5)	23,080,999	(7)(12)	20.7%
Restructuring Investors Limited(6)	23,080,999	(7)(12)	20.7%
Current Director:
Tim Whyte	—	(7)(12)	—
Current Directors and Nominees for Director:
John C. Mihm	302,500	(8)	*
Donald A. Juckett	4,155,500	(9)(10)	3.8%
Randall D. Keys	380,550	(11)	*
Thomas E. Williams	308,000	(13)	*
Current Nominee for Director:
C.P. Chiang	—		—
Current Director, Nominee for Director and Named Executive Officer:
Michael R. McElwrath	1,240,100	(14)	1.2%
Other Named Executive Officers:
Bruce N. Huff	525,000	(15)	*
Garry R. Ward	390,000	(16)	*
Zhendong “Alex” Yang	640,000	(17)	*
All Current Directors, Nominees for Director and Executive Officers as a Group (11 persons)	8,181,650	(18)	7.5%

*	Less than 1%
(1)	The address for Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, Wisconsin 53202.
(2)	To our knowledge, Heartland Group Inc. holds these shares solely on behalf of the Heartland Value Fund. Heartland Advisors, Inc., the investment manager of Heartland Group Inc., has sole investment and voting powers over the shares.
(3)	Based on a Schedule 13D/A filed on September 15, 2006, the address for Sofaer Capital Asian Hedge Fund and Sofaer Capital Global Hedge Fund is c/o Citco Trustees (Cayman) Limited, Regatta Office Park, West Bay Road, P.O. Box 31106, Grand Cayman, Cayman Island. The address of Sofaer Capital, Inc. is Craigmuir Chambers, Road Town, Tortola, British Virgin Islands.
(4)	Based on a Schedule 13D/A filed on September 15, 2006, the address of Passlake Limited is P.O. Box 309, South Church Street, George Town, Grand Cayman, Cayman Islands.
(5)	Based on a Schedule 13D/A filed on September 15, 2006, the address of Persistency is Ugland House, P.O. Box 309, George Town, Grand Cayman, British West Indies.
(6)	Based on a Schedule 13D/A filed on September 15, 2006, the address of Restructuring Investors Limited is P.O. Box 173, Kingston Chambers, Road Town, Tortola, British Virgin Islands.
(7)

Based on the Schedule 13D/A filed by the named beneficial owners on September 15, 2006. Includes 6,406,250 shares of common stock issuable pursuant to warrants that are currently exercisable. The Sofaer

Capital Global Hedge Fund, the Sofaer Capital Asian Hedge Fund, Sofaer Capital, Inc., Passlake Limited, Restructuring Investors Limited and Persistency have shared voting power with respect to 22,030,999. Also, the number of shares beneficially owned by the Sofaer Capital Global Hedge Fund and the Sofaer Capital Asian Hedge Fund includes 300,000 shares of common stock issuable pursuant to warrants that are currently exercisable that are held by an affiliate, Sofaer Capital, Inc. The Sofaer Capital Global Hedge Fund, the Sofaer Capital Asian Hedge Fund and Sofaer Capital, Inc. have shared investment power with respect to 8,885,729 shares of common stock. Passlake Limited has sole investment power with respect to 566,676 shares of common stock. The number of shares beneficially owned by Restructuring Investors Limited includes 150,000 shares of common stock that Restructuring Investors Limited may purchase pursuant to warrants that are currently exercisable. Restructuring Investors Limited has sole investment power with respect to 4,442,865 shares of common stock. Persistency has sole investment power with respect to 8,585,729 shares of common stock. Based on the Schedule 13D/A filed by the name beneficial owners on September 15, 2006, each of such named beneficial owners is or may be deemed to be a member of a “group” as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, by virtue of an investor agreement. Based on information provided by Sofaer Capital Natural Resources Hedge Fund to Far East Energy, Far East Energy has reason to believe that Sofaer Capital, Inc. has or shares voting and investment power over 600,000 shares held by Sofaer Capital Natural Resources Hedge Fund and is, therefore, deemed to be the beneficial owner of such shares pursuant to Rule 13d-3. Pursuant to Rule 13d-5(b)(1), a “group” is deemed to have acquired beneficial ownership of all equity securities of an issuer beneficially owned by any such persons. Based on such Schedule 13D/A, each of Restructuring Investors Limited, Passlake Limited and Persistency disclaims any beneficial ownership of the shares beneficially owned by any other party.

(8)	Includes 300,000 shares which John C. Mihm may purchase pursuant to options which are exercisable within 60 days of October 1, 2006.
(9)	Mr. Jawaharlal Gondi is the beneficial owner of 3,850,000 shares held by The Arthi Trust. Pursuant to a settlement agreement with Far East Energy, Mr. Gondi executed a proxy giving Donald A. Juckett voting power with respect to the shares of common stock then held by Mr. Gondi and The Arthi Trust. Mr. Gondi has subsequently sold the shares held by him individually, and only 3,850,000 shares are currently held by The Arthi Trust. Mr. Gondi retains investment power with respect to the 3,850,000 shares. For further discussion of the terms of the settlement agreement and proxy, see “Certain Transactions—Agreement with Former Director” contained herein.
(10)	Includes 300,000 shares which Donald A. Juckett may purchase pursuant to options which are exercisable within 60 days of October 1, 2006.
(11)	Includes 300,000 shares which Randall D. Keys may purchase pursuant to options which are exercisable within 60 days of October 1, 2006.
(12)	Tim Whyte has served as the representative of the investor group comprised of Sofaer Capital Global Hedge Fund, Sofaer Capital Asian Hedge Fund, Sofaer Capital Inc., Passlake Limited, Restructuring Investors Limited and Persistency. However, Mr. Whyte disclaims any beneficial ownership of the shares owned by this investor group. For further discussion, see “Certain Transactions—Agreement with the Sofaer Group” contained herein.
(13)	Includes 300,000 shares which Thomas E. Williams may purchase pursuant to options which are exercisable within 60 days of October 1, 2006.
(14)	Includes 1,240,000 shares which Michael R. McElwrath may purchase pursuant to options which are exercisable within 60 days of October 1, 2006.
(15)	Includes 520,000 shares which Bruce N. Huff may purchase pursuant to options which are exercisable within 60 days of October 1, 2006.
(16)	Includes 390,000 shares which Garry R. Ward may purchase pursuant to options which are exercisable within 60 days of October 1, 2006.
(17)	Includes 640,000 shares which Zhendong “Alex” Yang may purchase pursuant to options which are exercisable within 60 days of October 1, 2006.
(18)	Includes 4,230,000 shares which may be purchased pursuant to options which are exercisable within 60 days of October 1, 2006 by the directors and our executive officers, including 240,000 shares which Jeffrey R. Brown, President of Far East Energy (Bermuda), Ltd., may purchase pursuant to options which are exercisable within 60 days of October 1, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Far East Energy’s officers and directors, and persons who own more than ten percent of Far East Energy’s common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by the Securities and Exchange Commission’s regulations to furnish Far East Energy with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by it, Far East Energy believes that all filing requirements applicable to its officers, directors and greater than ten-percent stockholders for the year ended December 31, 2005 were complied with.

Form 10-K and Financial Statements Available

A copy of our 2005 Annual Report on Form 10-K is enclosed. Stockholders may request another copy of the Form 10-K without charge upon written request to the Secretary, 400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060. Financial statements are also on file with the Securities and Exchange Commission, Washington, D.C. 20549 and are available on the Securities and Exchange Commission’s website at www.sec.gov. Alternatively, current and prospective investors can access the Form 10-K free of charge by linking directly from our website under the “Investor Relations—SEC Filings” caption to the Edgar Database of the Securities and Exchange Commission. Our website can be found at www.fareastenergy.com. We will also furnish any exhibit to the Form 10-K if specifically requested.

Attendance at the Meeting by Payne, Falkner, Smith & Jones, P.C.

Payne, Falkner, Smith & Jones, P.C. served as our independent registered public accounting firm for the year ended December 31, 2005 and has been selected to serve as our independent registered public accounting firm for the year ending December 31, 2006. Representatives of Payne, Falkner, Smith & Jones, P.C. are expected to be present at the annual meeting and to be available to respond to appropriate questions. They will be given the opportunity to make a statement if they wish to do so.

Stockholder Proposals for 2007 Annual Meeting

We currently expect that the 2007 Annual Meeting of Stockholders will be held on                     . Our Amended and Restated Bylaws state that a stockholder must give the Secretary written notice, at our principal executive offices, of its intent to present a proposal at the 2007 Annual Meeting of Stockholders by                     , but not before                     . However, in the event that the 2007 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 70 days from                     , the proposal must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the latter of (1) the 90th day prior to such annual meeting, or (2) the 10th day following the day the notice of such annual meeting was first given. Additionally, in order for stockholder proposals which are submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, to be considered for inclusion in our proxy materials for the 2007 Annual Meeting of Stockholders, they must be received by the Secretary at our executive offices no later than the close of business on                     .

OTHER BUSINESS

The Board of Directors does not expect there will be presented at the annual meeting, any business other than the election of the directors. If other matters properly come before the annual meeting, the persons named on the accompanying WHITE proxy card will vote the returned proxies as the Board of Directors recommends.

Please date, sign and return the WHITE proxy at your earliest convenience. A prompt return of your WHITE proxy will be appreciated as it will save the expense of further mailings.

By order of the Board of Directors,

BRUCE N. HUFF
Houston, Texas	Chief Financial Officer,
October , 2006	Secretary and Treasurer

Exhibit A

PARTICIPANT INFORMATION

Far East Energy Corporation, its directors and nominees for director and certain of its officers and employees may be deemed to be “participants” in a solicitation of proxies in connection with Far East Energy’s upcoming 2006 annual meeting of stockholders. Each of the directors, officers and employees of Far East Energy who may be deemed to be “participants” in the solicitation are listed below, together with the number of equity securities of Far East Energy beneficially owned by each of these persons as of October 1, 2006. To the best of our knowledge, none of the persons listed below owns any equity securities of Far East Energy of record that such person does not own beneficially. The principal occupations of Far East Energy’s directors and nominees for director who may be deemed participants are set forth in the section of this proxy statement entitled “Proposal for Election of Directors.”

Name	Title/Business Address	Shares of Common Stock Beneficially Owned (1)
John C. Mihm	Chairman of the Board 400 N. Sam Houston Pkwy. E., Suite 205, Houston, Texas 77060	302,500

Michael R. McElwrath	Chief Executive Officer, President and Director 400 N. Sam Houston Pkwy. E., Suite 205, Houston, Texas 77060	1,240,100

Jeffrey R. Brown	President—Far East Energy (Bermuda), Ltd., 400 N. Sam Houston Pkwy. E., Suite 205, Houston, Texas 77060	240,000

Bruce N. Huff	Chief Financial Officer, Secretary and Treasurer, 400 N. Sam Houston Pkwy. E., Suite 205, Houston, Texas 77060	525,000

Catherine Gay	Corporate Assistant 400 N. Sam Houston Pkwy. E., Suite 205, Houston, Texas 77060	5,700

Garry R. Ward	Senior Vice President, Engineering 400 N. Sam Houston Pkwy. E., Suite 205, Houston, Texas 77060	390,000

Nancy I. Williams	Controller 400 N. Sam Houston Pkwy. E., Suite 205, Houston, Texas 77060	69,000

Zhendong “Alex” Yang	Senior Vice President, Exploration and Production 400 N. Sam Houston Pkwy. E., Suite 205, Houston, Texas 77060	640,000

Donald A. Juckett	Director 400 N. Sam Houston Pkwy. E., Suite 205, Houston, Texas 77060(3)	4,155,500	(2)

Randall D. Keys	Director 400 N. Sam Houston Pkwy. E., Suite 205, Houston, Texas 77060	380,550

Thomas E. Williams	Director 400 N. Sam Houston Pkwy. E., Suite 205, Houston, Texas 77060(4)	308,000

C.P. Chiang	Nominee for Director 400 N. Sam Houston Pkwy. E., Suite 205, Houston, Texas 77060	—

(1)	The number of shares reflected as beneficially owned were determined based on Rule 13d-3 of the Securities Exchange Act of 1934, and includes shares of common stock underlying warrants or stock options exercisable within 60 days of October 1, 2006. Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(2)	Mr. Jawaharlal Gondi is the beneficial owner of 3,850,000 shares held by The Arthi Trust. Pursuant to a settlement agreement with Far East Energy, Mr. Gondi executed a proxy giving Donald A. Juckett voting power with respect to the shares of common stock then held by Mr. Gondi and The Arthi Trust. Mr. Gondi has subsequently sold the shares held by him individually, and only 3,850,000 shares are currently held by The Arthi Trust. Mr. Gondi retains investment power with respect to the 3,850,000 shares held by The Arthi Trust.
(3)	Mr. Juckett’s business address at the American Association of Petroleum Geologists is 4214 King Street, Alexandria, Virginia, 22302.
(4)	Mr. Williams’ business address at Noble Technology Services is 13135 South Dairy Ashford, Suite 800, Sugarland, Texas 77478.

Information Regarding Transactions in Our Securities

The following table sets forth information regarding purchases and sales of shares of our common stock during the period October 1, 2004 through October 1, 2006 by our directors, director nominees, officers and employees who, under the rules of the Securities Exchange Commission, may be deemed “participants” in a solicitation of proxies in connection with our upcoming 2006 annual meeting of stockholders. Unless otherwise indicated, all transactions were in the public market, and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Purchase/Sale of Common Stock (number of shares) (October 1, 2004- October 1, 2006)
John C. Mihm	May 12, 2005 September 20, 2006	Purchase, 1,500 Purchase, 1,000
Bruce N. Huff	September 25, 2006 September 28, 2006	Purchase, 3,000 Purchase, 2,000
Catherine Gay	November 17, 2005	Purchase, 1,700
Donald A. Juckett	September 19, 2006	Purchase, 5,500
Randall D. Keys	June 2, 2005 September 22, 2005	Purchase, 25,000 Purchase, 55,550(1)
Thomas E. Williams	April 27, 2005 September 21, 2006	Purchase, 5,000 Purchase, 3,000

(1)	These shares were purchased as part of a private placement completed by Far East Energy in September 2005.

Other Information

Except as described in this Exhibit A or otherwise disclosed in this proxy statement, to the best of our knowledge, no associate of any person listed above beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, any shares or other securities of Far East Energy. Furthermore, except as described in this Exhibit A or otherwise disclosed in this proxy statement, to the best of our knowledge, no person listed above or any of his or her associates, is either a party to any transaction or series of similar transactions since the beginning of our last fiscal year, or any currently proposed transaction or series of similar transactions (1) to which we or any of our subsidiaries was or is to be a party, (2) in which the amount involved exceeds $60,000 and (3) in which such person or associate had or will have a direct or indirect material interest.

To the best of our knowledge, except as described in this Exhibit A or otherwise disclosed in this proxy statement, no person listed above or any of his or her associates has entered into any arrangement or understanding with any person with respect to (1) any future employment with us or our affiliates or (2) any future transactions to which we or any our affiliates will or may be a party. Except as described in this Exhibit A or otherwise disclosed in this proxy statement, to the best of our knowledge, there are no contracts, arrangements or understandings by any of the persons listed above within the past year with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except as described in this Exhibit A or as otherwise disclosed in this proxy statement, to the best of our knowledge, none of the persons listed above owns beneficially any securities of any of our subsidiaries. Except as described in this Exhibit A or otherwise disclosed in this proxy statement, to the best of our knowledge, no person listed above has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2006 Annual Meeting of Stockholders.

Exhibit B

Far East Energy Corporation —Partners in Clean Energy

CHARTER

OF THE

AUDIT COMMITTEE

OF

THE BOARD OF DIRECTORS

Adopted as of September 10, 2004

Purpose

The primary purposes of the committee are to oversee on behalf of the board of directors:

•	the company’s accounting and financial reporting processes and the integrity of its financial statements;

•	the audits of the company’s financial statements and the appointment, compensation, qualifications, independence and performance of the company’s independent auditors; and

•	the company’s compliance with legal and regulatory requirements.

The committee also has the purpose of preparing the audit committee report that SEC rules require the company to include in its annual proxy statement.

The committee’s function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the company’s financial results and condition, nor the independent auditors of their responsibilities relating to the audit or review of financial statements.

Organization

Number of members. The committee must consist of at least three directors. The board may designate a committee member as the chairperson of the committee, or if the board does not do so, the committee members will appoint a committee member as chairperson by a majority vote of the authorized number of committee members.

Independence. All committee members must have been determined by the board to be independent, as defined and to the extent required in the applicable SEC rules for purposes of audit committee membership.

Financial literacy. Each committee member must be financially literate upon appointment to the committee, as determined by the board in accordance with the listing standards. At all times there must be at least one committee member who, as determined by the board, meets the finance, accounting or comparable experience or background requirement of the listing standards. In addition, the committee must annually evaluate, and report to the company on timely basis to enable the company to disclose under applicable SEC rules, whether or not at least one committee member is an audit committee financial expert as defined in the SEC rules.

Appointment. Subject to any requirements of the listing standards, the board may appoint and remove committee members in accordance with the company’s bylaws. Committee members will serve for such terms as the board may fix, and in any case at the board’s will, whether or not a specific term is fixed.

Independent auditors and their services

Overall authority. The committee has the sole authority and direct responsibility for the appointment, compensation, retention, termination, evaluation and oversight of the work of the independent auditors engaged by the company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the company. The independent auditors report directly to the committee. The committee’s authority includes resolution of disagreements between management and the auditors regarding financial reporting and the receipt of communications from the auditors as may be required under professional standards applicable to the auditors.

Terms of audit and non-audit engagements. The committee must pre-approve all audit, review, attest and permissible non-audit services (including any permissible internal control-related services) to be provided to the company or its subsidiaries by the independent auditors. The committee may establish pre-approval policies and procedures in compliance with applicable SEC rules.

Annual financial reporting

As often and to the extent the committee deems necessary or appropriate, but at least annually in connection with the audit of each fiscal year’s financial statements, the committee will:

1. Discuss financial statements and internal control reports with management. Review and discuss with appropriate members of management and, if appropriate, representatives of the independent auditors:

•	the audited financial statements;

•	related accounting and auditing principles and practices; and

•	management’s assessment of internal control over financial reporting and the related report and attestation on internal control over financial reporting to be included in the company’s annual report on Form 10-K (as and when these reports are required under SEC rules).

2. Critical accounting policy report. Timely request and receive from the independent auditors (before the filing of any audit report) the report or update required pursuant to applicable SEC rules, concerning:

•	all critical accounting policies and practices to be used;

•	all alternative treatments within generally accepted accounting principles for policies and practices relating to material items that have been discussed with company management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and

•	other material written communications between the independent auditors and company management, such as any management letter or schedule of unadjusted differences.

3. SAS 61 review. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, including such matters as:

•	the quality and acceptability of the accounting principles applied in the financial statements;

•	new or changed accounting policies, the effect of regulatory and accounting initiatives, and significant estimates, judgments, uncertainties or unusual transactions;

•	the selection, application and effects of critical accounting policies and estimates applied by the company;

•	issues raised by any “management” or “internal control” letter from the auditors, problems or difficulties encountered in the audit (including any restrictions on the scope of the work or on access to requested information) and management’s response to such problems or difficulties, significant disagreements with management, or other significant aspects of the audit; and

•	any off-balance sheet transactions, and relationships with any unconsolidated entities or any other persons, which may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.

4. MD&A. Review with appropriate members of management and the independent auditors the intended disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the company’s annual report on Form 10-K.

5. ISB 1 disclosure. Receive from the independent auditors a formal written statement of all relationships between the auditors and the company consistent with Independence Standards Board Standard No. 1.

6. Auditor independence. Actively discuss with the independent auditors any disclosed relationships or services that may impact their objectivity and independence, and take any other appropriate action to oversee their independence.

7. Recommend filing of audited financial statements. Recommend to the board of directors whether the company’s annual report on Form 10-K to be filed with the SEC should include the audited financial statements.

Quarterly financial reporting

The committee’s quarterly review will normally include:

1. Quarterly review. Review and discuss the quarterly financial statements of the company and the results of the independent auditors’ review of these financial statements with appropriate members of management and the independent auditors.

2. Discussion of significant matters with management. Review and discuss with company management and, if appropriate, the independent auditors, significant matters relating to:

•	the quality and acceptability of the accounting principles applied in the financial statements;

•	new or changed accounting policies, and significant estimates, judgments, uncertainties or unusual transactions;

•	the selection, application and effects of critical accounting policies and estimates applied by the company; and

•	any off-balance sheet transactions and relationships with any unconsolidated entities or any other persons that may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.

3. MD&A. Review and discuss the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the company’s quarterly report on Form 10-Q with appropriate members of management and the independent auditors.

Other functions

Annual review of this charter. The committee will review and assess the adequacy of this charter annually and recommend any proposed changes to the full board.

Earnings releases and other financial guidance. The committee will discuss with management earnings press releases and other published financial information or guidance provided to analysts and rating agencies. This may be conducted generally as to types of information and presentations, and need not include advance review of each release, other information or guidance.

Compliance. The committee, to the extent it deems necessary or appropriate, will periodically review with management the company’s disclosure controls and procedures, internal control over financial reporting and systems and procedures to promote compliance with laws.

Risk assessment. The committee will periodically:

•	inquire of management and the independent auditors about the company’s major financial risks or exposures;

•	discuss the steps management has taken to monitor and control such exposures; and

•	discuss guidelines and policies with respect to risk assessment and risk management.

Conduct codes. The committee will conduct any activities relating to the company’s code(s) of conduct and ethics as may be delegated from time to time to the committee by the board.

Complaints and anonymous submissions. The committee will establish and maintain procedures for:

•	the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters; and

•	the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

If the committee or the board so determines, the submission procedures may also include a method for interested parties to communicate directly with the board’s presiding director or with the non-management directors as a group.

Related party transactions. It is the company’s policy that the company will not enter into transactions required to be disclosed under item 404 of the SEC’s Regulation S-K unless the committee or another independent body of the board first reviews and approves the transactions.

Internal control over financial reporting. The committee will periodically discuss and review, as appropriate, with management and the independent auditors:

•	the design and effectiveness of the company’s internal control over financial reporting; and

•	any significant deficiencies or material weaknesses in that internal control, any change that has materially affected or is reasonably likely to materially affect that internal control (including special steps adopted in light of such a deficiency or weakness), and any fraud (whether or not material) that involves management or other employees who have a significant role in that internal control, that have been reported to the committee.

Reports from legal counsel. The committee will review and take appropriate action with respect to any reports to the committee from legal counsel for the company concerning any material violation of securities law or breach of fiduciary duty or similar violation by the company, its subsidiaries or any person acting on their behalf.

Other reviews and functions. The committee, as it may consider appropriate, may consider and review with the full board of directors, company management, outside legal counsel, the independent auditors or any other appropriate person any other topics relating to the purposes of the committee that may come to the committee’s attention. The committee may perform any other activities consistent with this charter, the company’s corporate governance documents and applicable listing standards, laws and regulations as the committee or the board of directors considers appropriate.

Meetings, reports and resources

Meetings. The committee will meet as often as it determines is necessary, but not less than quarterly. The committee may also act by unanimous written consent in lieu of a meeting. The committee will meet separately and periodically with management (including the chief financial officer) and independent auditors. To the extent the committee deems necessary or appropriate, it will also discuss with the company’s outside counsel any legal matters that may materially impact the company’s financial statements, internal control over financial reporting or compliance policies. In addition, the committee may meet from time to time with any other persons, as it deems necessary or appropriate.

Procedures. The committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the bylaws or the listing standards and SEC rules. The chairperson or a majority of the committee members may call meetings of the committee. A majority of the authorized number of committee members constitutes a quorum for the transaction of committee business, and the vote of a majority of the committee members present at a meeting at which a quorum is present will be the act of the committee, unless in either case a greater number is required by this charter, the bylaws or the listing standards. The committee will keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.

Reports. The committee will timely prepare the audit committee report required to be included in the company’s annual meeting proxy statement, and report to the board on the other matters relating to the committee or its purposes, as required by the listing standards or SEC rules. The committee will also report to the board annually the overall results of its annual review of the independent auditors’ qualifications, performance and independence. The committee also will report to the board on the major items covered by the committee at each committee meeting, and provide additional reports to the board as the committee may determine to be appropriate, including review with the full board of any issues that arise from time to time with respect to the quality or integrity of the company’s financial statements, the company’s compliance with legal or regulatory requirements or the performance and independence of the independent auditors.

Committee access and investigations. The committee is at all times authorized to have direct, independent and confidential access to the independent auditors and to the company’s other directors, management and personnel to carry out the committee’s purposes. The committee is authorized to conduct or authorize investigations into any matters relating to the purposes, duties or responsibilities of the committee.

Committee advisers and funding. As the committee deems necessary to carry out its duties, it is authorized to select, engage (including approval of the fees and terms of engagement), oversee, terminate and obtain advice and assistance from outside legal, accounting or other advisers or consultants. The company will provide for appropriate funding, as determined by the committee, for payment of:

•	compensation to the independent auditors for their audit and audit-related, review and attest services;

•	compensation to any advisers engaged by the committee; and

•	ordinary administrative expenses of the committee that are necessary or appropriate in carrying out its duties.

Reliance on others. Nothing in this charter is intended to preclude or impair the protection provided in NRS 78.138 of the Nevada Administrative Code for good faith reliance by members of the committee on reports or other information provided by others.

Preliminary Copy – Subject to Completion

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Far East Energy Corporation common stock for the 2006 Annual Meeting of Stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone—Please call toll-free at 1-866-853-9693 on a touch-tone telephone and follow the simple recorded instructions. Your vote will be confirmed and cast as you directed. (Toll-free telephone voting is available for residents of the U.S. and Canada only. If outside the U.S. or Canada, call 1-215-521-1340.)

OR

2.	Vote by Internet—Please access https://www.proxyvotenow.com/feec and follow the simple instructions on the screen. Please note you must type an “s” after http.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a WHITE proxy card.

OR

3.	Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return the WHITE proxy card in the envelope provided to: Far East Energy Corporation, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10126-2377.

ÚTO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDEDÚ

☒	Please mark your vote as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR.

1. Election of Directors:
Nominees:		WITHHOLD
	FOR	AUTHORITY
(1) John C. Mihm	ALL	FOR ALL	FOR ALL EXCEPT
(2) Michael R. McElwrath (3) C.P. Chiang (4) Donald A. Juckett (5) Randall D. Keys (6) Thomas E. Williams	☐	☐	☐

Instruction: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee(s) name(s) on the line below.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Date: , 2006

Signature of Stockholder(s)

Signature of Stockholder(s)

When shares are held by joint tenants, both should sign. When signing as an agent, attorney, administrator, executor, guardian or trustee, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer who should indicate his title. If a partnership, please sign in partnership name by authorized person. Please date, sign and mail this proxy card in the enclosed envelope. No postage is required if mailed in the United States.

Preliminary Copy – Subject to Completion

Our Form 10-K for the year ended December 31, 2005 and the Proxy Statement can be viewed on the Internet at our website: www.fareastenergy.com under the

“Investor Relations-SEC Filings” caption.

PLEASE VOTE TODAY!

SEE REVERSE

SIDE FOR THREE EASY WAYS TO VOTE.

ÚTO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDEDÚ

WHITE	WHITE
PROXY	PROXY

FAR EAST ENERGY CORPORATION

Annual Meeting of Stockholders—December 15, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

P R O X Y	The undersigned hereby (1) acknowledges receipt of the notice, dated October , 2006, of the Annual Meeting of Stockholders of Far East Energy Corporation to be held on December 15, 2006, at 10:00 a.m., local time, at the offices of Baker & McKenzie, LLP, 711 Louisiana, Suite 3400, Houston, Texas 77002, and at any adjournments thereof, and the Proxy Statement, also dated October , 2006, in connection therewith, (2) constitutes and appoints Michael R. McElwrath and Bruce N. Huff, and each of them (if only one be present, then by that one alone), the undersigned’s attorneys and proxies, with full power of substitution and revocation to each, for and in the name, place and stead of the undersigned, to vote, and act with respect to, all of the shares of common stock, par value $0.001 per share, of Far East Energy Corporation standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at said meeting and at any adjournment thereof and (3) revoke(s) any proxy or proxies heretofore given. The Board of Directors of Far East Energy recommends a vote FOR election of its six nominees for directors set forth on the reverse side.

Please vote on the matters stated on the reverse side. Votes can be made by signing, dating and returning the proxy card promptly using the enclosed postage-paid envelope or by Internet or toll-free telephone by following the instructions on the reverse side of this proxy.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all nominees listed in Proposal 1. Discretion will be used with respect to such other matters as may properly come before the meeting or at any adjournment thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)